SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                  ASPEON, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     X   No fee required
     _   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     _   Fee paid previously with preliminary materials.

     _ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT



                Date:                 ___________, 2008

                Time:                 10:00 a.m.

                Place:                Aspeon, Inc.
                                      2460 W. 26th Ave., Suite 380-C
                                      Denver, Colorado 80211

                                  ASPEON, INC.
                         2460 W. 26th Ave., Suite 380-C
                             Denver, Colorado 80211

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ___________, 2008

Dear Stockholder:

Our annual stockholders' meeting will be held on __________, 2008, at 10:00 a.m. Mountain Standard Time, at our corporate headquarters at 2460 W. 26th Ave., Suite 380-C, Denver, Colorado 80211 for the following purposes:

     1. To elect three directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To authorize a reverse split of the common stock on a one for fifteen basis, by which each fifteen shares shall become one share; and the appropriate Articles of Amendment to implement the reverse split. Fractional shares will be rounded up to the next whole share.

     3.   To  appoint  Larry  O'Donnell,   CPA,  P.C.  of  Aurora,  Colorado  as
          independent auditors for fiscal year ended June 30, 2008.

     4. To change the Company's name to a name to be determined by the Board of Directors; and the appropriate Articles of Amendment to implement the name change.

     5. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from twenty million (20,000,000) to one hundred million (100,000,000).

     6. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of
          Preferred Shares authorized from one million (1,000,000) to twenty-five hundred million (25,000,000), in such classes and series and with such rights, privileges and preferences as the Board may hereafter determine.

     7. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

The Board of Directors has fixed the closing of business on ____________, 2008, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

The Company's Annual Report to Stockholders for the year ended June 30, 2007 accompanies this Notice of Annual Meeting and Proxy Statement.

All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Dated: February ___, 2008             By order of the Board of Directors,


                                      ---------------------------------------
                                      David J. Cutler, President, CEO,
                                      CFO and Director

                                 PROXY STATEMENT

                                  ASPEON, INC.
                         2460 W. 26th Ave., Suite 380-C
                             Denver, Colorado 80211

                                ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                             _________________, 2008

This Proxy Statement is being furnished to the shareholders of ASPEON, INC., a Delaware corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard time, _________________, 2008 at the offices of the Company, located at 2460 W. 26th Avenue, Suite 380-C, Denver, Colorado 80211. The Proxy Statement is first being sent or given to shareholders on or about February _______, 2008.


             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                   WE ARE ASKING YOU FOR A PROXY, AND YOU ARE
                         REQUESTED TO SEND US A PROXY.


                                  VOTING RIGHTS

Stockholders of record of the Company as of the close of business on February ___, 2008 have the right to receive notice of and to vote at the Annual Meeting. On February 14, 2008, the Company had issued and outstanding 20,000,000 (twenty million) shares of Common Stock (the "Common Stock"), outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other procedural matters which may properly come before the meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Wesley F. Whiting, Secretary, Aspeon, Inc., 2460 W. 26th Avenue, Suite 380-C, Denver, Colorado 80211.

HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY AT ASPEON, INC., 2460 W. 26TH AVENUE, SUITE 380-C, DENVER, COLORADO 80211.

The person named as proxy is David J. Cutler, President, CEO, CFO and a director of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the meeting, February 14, 2008, the total number of common shares outstanding and entitled to vote was 20,000,000 (twenty million).

The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

Stock transfer records will remain open. February __, 2008 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of February 14, 2008, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.

       NAME AND ADDRESS OF BENEFICIAL OWNER             TITLE           COMMON STOCK AMOUNT OWNED            %TOTAL
-------------------------------------------------   --------------- ----------------------------------- -----------------
David J. Cutler,
President, CEO, CFO and Director
c/o Aspeon, Inc.
2460 West 26th Avenue, Suite 380-C                  Common -                    10,989,916                    55%
Denver, Colorado 80211                              Restricted

Wesley F. Whiting,
Secretary and Director
c/o Aspeon, Inc.
2460 West 26th Avenue, Suite 380-C                  Common -
Denver, Colorado 80211                              Restricted                      0                          0%

Redgie Green,
Director
c/o Aspeon, Inc.
2460 West 26th Avenue, Suite 380-C                  Common -
Denver, Colorado 80211                              Restricted                      0                          0%

--------------------------------------------------  --------------- ----------------------------------- -----------------
All Officers and Directors as a Group               Common -                    10,989,916                    55%
(3 persons)                                         Restricted

                          VOTING REQUIRED FOR APPROVAL

A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares must vote in favor of the proposals present in person or by Proxy.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

Compensation paid by the Company for all services provided during the year ended June 30, 2007 and year to date February 14, 2008, (1) to each of the Company's executive officers, and (2) to all officers as a group.

   NAME AND      YEAR    SALARY    BONUS   STOCK     OPTION      NON-EQUITY      NON-QUALIFIED      ALL OTHER     TOTAL ($)
  PRINCIPAL                                AWARDS    AWARDS    INCENTIVE PLAN      DEFERRED       COMPENSATION
   POSITION                                  ($)       ($)      COMPENSATION     COMPENSATION          ($)
                                                                     ($)         EARNINGS ($)
--------------- ------- --------- -------- --------- --------- ---------------- ---------------- ---------------- ----------
David J.        2008    $32,500   $0       $0        $0        $0               $0               $0               $32,500
Cutler,         2007    $60,000   $0       $0        $0        $0               $0               $0               $60,000
President,      2006    $60,000   $0       $0        $0        $0               $0               $0               $60,000
CEO, CFO and
Director

Wesley F.       2008    $0        $0       $0        $0        $0               $0               $0               $0
Whiting,        2007    $0        $0       $0        $0        $0               $0               $0               $0
Secretary       2006    $0        $0       $0        $0        $0               $0               $0               $0

Compensation paid by the Company for all services provided during the period ended June 30, 2007, (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:

None.

         (b) Compensation Pursuant to Plans. None.

         (c) Other Compensation. None.

Aggregated  Option/SAR  Exercises in Last Fiscal Year an FY-End Option/SAR value
(None)

Long Term Incentive Plans - Awards in Last Fiscal Year (None)


                               BOARD OF DIRECTORS

Committees and Meetings

The Board held no formal meetings during the fiscal year ended June 30, 2007, and took actions by unanimous consent, as necessary.

The following committees have been formed as of June 30, 2007 and membership as of February 14, 2008 is as follows:

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.


         (a) Compensation of Directors

                                         SUMMARY COMPENSATION TABLE OF DIRECTORS
                                                 (to June 30, 2007)

     NAME          FEES         STOCK       OPTION       NON-EQUITY      NON-QUALIFIED      ALL OTHER      TOTAL ($)
                 EARNED OR   AWARDS ($)   AWARDS ($)   INCENTIVE PLAN      DEFERRED       COMPENSATION
                  PAID IN                               COMPENSATION     COMPENSATION        ($)(1)
                  CASH($)                                    ($)         EARNINGS ($)
--------------- ------------ ------------ ------------ ---------------- ---------------- ---------------- ------------
David J.        $0           $0           $0           $0               $0               $60,000          $60,000
Cutler
Wesley F.       $0           $0           $0           $0               $0               $0               $0
Whiting
Redgie Green    $0           $0           $0           $0               $0               $0               $0

(1) The other compensation consists of the individual's salary for his services as an officer of the Company for the year ended June 30, 2007.

Aggregated  Option/SAR  Exercises in Last Fiscal Year an FY-End Option/SAR value
(None)

Long Term Incentive Plans - Awards in Last Fiscal Year


                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Indemnification of Directors and Officers

As permitted by the Delaware General Corporation Law, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Delaware General Corporation Law, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary.

The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-KSB for the year ended June 30, 2007 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Wesley F. Whiting, Secretary, c/o Aspeon, Inc., 2460 West 26th Avenue, Suite 380-C, Denver, Colorado, 80211.


                         BOARD OF DIRECTORS AND OFFICERS

The persons listed below are currently Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2), and (3) are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of February 14, 2008 are as follows:

                                                                                 PERIOD OF SERVICE AS AN
      NAME                             AGE               POSITION(S)               OFFICER OR DIRECTOR
--------------------------------- -------------- ----------------------------- ----------------------------
(1)David J. Cutler                51             President, CEO, CFO and       Annual
                                                 Director
(2)Wesley F. Whiting              74             Secretary and Director        Annual
(3)Redgie Green                   53             Director                      Annual

The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

DAVID J. CUTLER, age 51, is President, Chief Executive Officer, Chief Financial Officer and Director. Mr. Cutler became our sole director and officer on April 22, 2005. Mr. Cutler has more than 25 years of experience in international finance, accounting and business administration. He held senior positions with multi-national companies such as Reuters Group Plc and the Schlumberger Ltd. and has served as a director for two British previously publicly quoted companies - Charterhall Plc and Reliant Group Plc. From March 1993 until 1999, Mr. Cutler was a self-employed consultant providing accounting and financial advice to small and medium-sized companies in the United Kingdom and the United States. Mr. Cutler was Chief Financial Officer and subsequently Chief Executive Officer of Multi-Link Telecommunications, Inc., a publicly quoted voice messaging business, from 1999 to 2005. Since March 2006, Mr. Cutler has been Chief Executive Officer, Chief Financial Officer and a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.), a publicly listed shell company and Chief Executive Officer, Chief Financial Officer and a director of Atomic Paintball, Inc., a development stage owner and operator of paintball parks, since August 2006. Mr. Cutler has a masters degree from St. Catherine College in Cambridge, England and qualified as a British Chartered Accountant and as Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the United States Mr. Cutler has qualified as a Certified Public Accountant, a Fellow of the AICPA Institute of Corporate Tax Management, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University.

WESLEY F. WHITING, age 74, Secretary and Director. Mr. Whiting became our Secretary and director in March 2006. Mr. Whiting was President, Director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-1991), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000 and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000-2002). He was director and Vice President of Utilitec, Inc, 1999 to 2002, and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. from October 2002 to December 31, 2002. He is Vice President and director of Evergreen Associates, Inc. and Resource Science, Inc. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002. He was President and Director of Fayber Group, Inc. from 2003 to 2005 when he resigned. He has also been Director of Life USA, Inc. since 2003. He has been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006. He is a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.) (2006).

REDGIE GREEN, age 53 is a Director. Mr. Green has served as a director of the Company, since March 2006. Mr. Green has been Secretary and Director of Dynadapt System, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company in late 2004 until December 2004. He recently served as a director for Mountains West Exploration, Inc. in 2005. He is a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.) (2006) and was appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006.

No appointee for a director position has been found guilty of any civil regulatory or criminal offense or is currently the subject of any civil regulatory proceeding or any criminal proceeding.

                                    AUDITORS

GENERAL. Larry O'Donnell, CPA, P.C. ("O'Donnell") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining O'Donnell's independence.

The following table represents aggregate fees billed to the Company for the years ended June 30, 2007 and June 30, 2006, respectively, by Larry O'Donnell, CPA, P.C.

                                       Years Ended June 30,
                                         2007       2006
                                      ---------- ------------
                                      ---------- ------------
Audit Fees                               $3,850       $5,540
Audit-related Fees (a)                       $0           $0
Tax Fees (b)                                 $0           $0
                                      ---------- ------------
                                      ---------- ------------
                          TOTAL FEES     $3,850       $5,540

(a)  Primarily review of quarterly financial statements
(b)  Primarily tax returns, advice and planning

 All audit work was performed by the auditors' full time employees.


                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is three. The Board has nominated three (3) persons. At this Annual Meeting, a Board of three (3) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

The three nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

         David J. Cutler
         Wesley F. Whiting
         Redgie Green

The biographical information of Messrs. Cutler, Whiting and Green are contained on page 9, under "Management Experience."

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual Meeting, a quorum must be present, which, under Delaware General Corporation Laws, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

                                   PROPOSAL #2

   AUTHORIZATION OF A REVERSE SPLIT AND AMENDMENT TO ARTICLES OF INCORPORATION

The Company proposes to amend its Articles of Incorporation to reflect a fifteen for one reverse split of common shares.

The Board of Directors believes that the implementation of the Amendment will help to facilitate its future capital situations and enhance market value of the Company's common shares. The Company is not expected to experience a material tax consequence as a result of the Amendment.

We are asking shareholders to approve a pro-rata reverse split of our common stock, by which up to each fifteen shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be thirty days following the date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing our shareholders to less than 300. This requires an Amendment to the Articles of Incorporation to accomplish the reverse split.

We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and it impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our Company will be reduced by the factor of the reverse, i.e. up to one for fifteen shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Delaware law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our Company could effectively be changed by issuances of shares without shareholder approval.

We have no plans as of date hereof, to issue any newly available shares. There are no pending private offerings of shares, nor are there any pending acquisitions for which shares may be contemplated to be issued.

As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our Company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

Once the reverse split has occurred, Management believes the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure. There is no assurance that the Company will have any success in seeking equity financing.

FUTURE DILUTIVE TRANSACTIONS

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% after the reverse split, now, to as little as 8%.

2.   Control of the Company by stockholders may change due to new issuances.

3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

4.   Business plans and operations may change.

5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

              TABLE SHOWING EFFECT OF REVERSE SPLIT FIFTEEN FOR ONE

            SHARES PRE-REVERSE                     POST-REVERSE SHARES
      -----------------------------          ---------------------------
      10                                     1
      20                                     2
      30                                     2
      40                                     3
      50                                     4
      500                                    34
      1,000                                  67
      2,000                                  134
      3,000                                  200
      4,000                                  267
      5,000                                  334
      10,000                                 667
      20,000                                 1,334
      50,000                                 3,334
      100,000                                6,667

There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively, however we cannot control the markets reaction.

Dissenting shareholders have no appraisal rights under Delaware law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

Fractional Shares. Fractional shares will be rounded up to the next whole share.

The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT

In the event that the ballot is left blank for a proposal, it will be deemed a "Yes" vote.


                                   PROPOSAL #3

                    APPOINTMENT OF LARRY O'DONNELL, CPA, P.C.

Larry O'Donnell, CPA, P.C., Independent Public Accountants, of Aurora, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2008 and shareholders are asked to ratify such appointment. Ratification of the appointment of Larry O'Donnell, CPA, P.C., as the Company's independent public accountants for the fiscal year ending June 30, 2008 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Larry O'Donnell, CPA, P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Larry O'Donnell, CPA, P.C. are not expected to be present at the Annual Meeting and will not make statements.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Larry O'Donnell, CPA, P.C. as independent accountants for the Company's year ending June 30, 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                                   PROPOSAL #4


AUTHORIZATION TO CHANGE THE COMPANY'S NAME AND AMENDMENT TO ARTICLES OF INCORPORATION

We are asking shareholders to authorize a change in the name of this corporation to a new name to be chosen in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to create a name which is not related to the former business attempt, in which the Company may never again engage.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.


                                   PROPOSAL #5

AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FROM TWENTY MILLION (20,000,000) TO ONE HUNDRED MILLION (100,000,000)

We are asking shareholders to authorize the directors of the Company to increase the number of Common Shares from twenty million (20,000,000) to one hundred million (100,000,000). This requires an amendment to our Articles of Incorporation.

We believe that the share increase authorization in our Articles of Incorporation is in the best interest of our corporation because we have issued twenty million shares which is at our authorized capital limit. Without additional shares authorized, the Company cannot raise any more capital through shares, and it has substantial needs for more operating capital.

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's shareholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where more shares will be issued equaling more than 20% of the issued and outstanding shares prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a determination by the Board that the shares are being issued for fair and adequate consideration.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a greater than the then current market price. Typically unregistered shares are issued at less than market price due to their illiquidity and restricted nature, and the extended holding period, before they may be sold.

As of the date of this Proxy Statement, the Company has not identified any company or business opportunity that it intends to acquire. The Company is continuing its current operations, and would only acquire another company or business if it augments or compliments the current operations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE OF THE NUMBER OF COMMON SHARES AUTHORIZED.


                                   PROPOSAL #6

AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF PREFERRED SHARES AUTHORIZED FROM ONE MILLION (1,000,000) TO TWENTY FIVE MILLION (25,000,000), IN SUCH CLASSES AND SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE

We are asking shareholders to authorize the directors of the Company to increase the number of Preferred Shares from one million (1,000,000) to twenty-five million (25,000,000). This requires an amendment to our Articles of Incorporation. These are known as "blank check" preferred because the Board can set in its discretion the classes, series and rights, privileges and preferences as it may determine in the future.

The Company is seeking to authorize Preferred Stock because in recent years, financing for smaller companies has often required the issuance of a senior class of stock with certain protections and preferences, upon liquidation, dividends, conversion privileges, anti-dilution provisions and other types of preferences and rights which are not found in "common" stock. Preferred stock is also frequently used to finance acquisitions, either by issuance for cash as equity in lieu of debt, or for asset acquisition.

If the additional Preferred Stock is authorized, the Board will have complete discretion to authorize Series and Classes, and to negotiate and set the rights, privileges, and preferences of the classes and series. The discretion is commonly called a "blank check" when discussing Preferred Stock for which the Designations of Rights, Privileges, and Preferences have not been established.

Management will have also the discretion, subject to Board approval of how, when, and for what consideration the Preferred Shares may be issued. The Board can approve significant liquidation, dividend, voting conversion, and redemption rights that are very superior to those of common stock to the serious detriment of common stockholders. If the Preferred Stock authorization is approved, thereafter the common shareholder's will have NO other future input or approval over the Preferred Stock issuance, or its rights, privileges, preferences, or its series or classes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE OF THE NUMBER OF PREFERRED SHARES AUTHORIZED.


                              SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by Wesley F. Whiting, the Secretary of the Company, at Aspeon, Inc., 2460 W. 26th Ave., Suite 380-C, Denver, Colorado 80211, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June, 2009.

Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.



Dated: February ________, 2008          By order of the Board of Directors,


                                        -----------------------------------
                                        David J. Cutler, President, CEO,
                                        CFO and Director

                                     BALLOT

--------------------------------------------------------------------------------

                                  ASPEON, INC.
                         2460 W. 26th Ave., Suite 380-C
                             Denver, Colorado 80211

               ANNUAL MEETING OF STOCKHOLDERS, ____________, 2008

The undersigned hereby appoints David J. Cutler proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Aspeon, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, located at 2460 W. 26th Ave., Suite 380-C, Denver, Colorado 80211, at 10:00 a.m., local time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

Nominees: David J. Cutler, Wesley F. Whiting and Redgie Green

    [_] FOR: nominees listed above (except as marked to the contrary below).

         [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To authorize a reverse split of the common stock on a fifteen for one basis, by which each fifteen shares shall become one share; and the appropriate Articles of Amendment to implement the reverse split. Fractional shares will be rounded up to the next whole share.

---------------------------------------- -------------------------------------- --------------------------------------
                [_] FOR                               [_] AGAINST                            [_] ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

3. To appoint Larry O'Donnell, CPA, P.C. of Aurora, Colorado as independent auditors for fiscal year ended June 30, 2008.

---------------------------------------- -------------------------------------- --------------------------------------
                [_] FOR                               [_] AGAINST                            [_] ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

4. To change the Company's name to a name to be determined by the Board of Directors; and the appropriate Articles of Amendment to implement the name change.

---------------------------------------- -------------------------------------- --------------------------------------
                [_] FOR                               [_] AGAINST                            [_] ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

5. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from twenty million (20,000,000) to one hundred million (100,000,000).

---------------------------------------- -------------------------------------- --------------------------------------
                [_] FOR                               [_] AGAINST                            [_] ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

6. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Preferred Shares authorized from one million (1,000,000) to twenty-five million (25,000,000) in such classes and series and with such rights, privileges and preferences as the Board may hereafter determine.

---------------------------------------- -------------------------------------- --------------------------------------
                [_] FOR                               [_] AGAINST                            [_] ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

7. To  transact  such other  business  as may  properly  come  before the Annual
Meeting.

---------------------------------------- -------------------------------------- --------------------------------------
                [_] FOR                               [_] AGAINST                            [_] ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO THE COMPANY AT 2460 W. 26TH AVE., SUITE 380-C, DENVER, COLORADO 80211.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



---------------------------------        ------------------------
Number of Shares owned                   Signature of Stockholder

Dated:_______________, 2008

                                         ------------------------
                                         Signature if held jointly

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.